TRANSAMERICA FUNDS

Supplement to the Currently Effective Class R3 Prospectus

* * *

Effective immediately, the corresponding information for Transamerica Small Cap Value in the section entitled “List and Description of Certain Underlying Funds” is replaced as follows:

Transamerica Small Cap Value

Principal Investment Strategies: The fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell® 2000 Index1 at the time of initial purchase. As of December 31, 2023, the market capitalization range of the Russell 2000® Index was between $20 million and $15.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.

The sub-adviser generally will invest in common stocks of companies with small capitalizations that it views as attractively valued and possess relatively low price/cash flow ratios, low price/earnings ratios, low price/sales ratios, and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies, and quality of management.

Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The fund may invest up to 10% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”) and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

* * *

Effective immediately, the corresponding information for Transamerica Small Cap Value in the table entitled “Principal Risks of the Underlying Funds” is replaced as follows:

Principal Risks	Transamerica Small Cap Value
Active Trading	X
Currency	X
Cybersecurity	X
Depositary Receipts	X
Equity Securities	X
Foreign Investments	X
Large Shareholder	X
Liquidity	X
Management	X
Market	X
Real Estate Securities	X
REITs	X
Small Capitalization Companies	X
Underlying Exchange-Traded Funds	X
Valuation	X
Value Investing	X

* * *

Investors Should Retain this Supplement for Future Reference

August 30, 2024